UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                                    811-05495
                      (Investment Company Act file number)

                            CIGNA High Income Shares
               (Exact name of registrant as specified in charter)

                             2223 Washington Street
                             3 Newton Executive Park
                                    Suite 200
                                Newton, MA 02462
                    (Address of principal executive offices)

          Mark Butler, 2223 Washington Street, 3 Newton Executive Park
                           Suite 200, Newton, MA 02462
                     (Name and address of agent for service)

                                 (860) 534-5576
               Registrants' telephone number, including area code


                   Date of fiscal year end: December 31, 2004

                     Date of reporting period: June 30, 2004

Item 1.  Reports to Stockholders.
                                                                      CIGNA HIGH
                                                                   INCOME SHARES

--------------------------------------------------------------------------------

                                                               Semiannual Report
                                                                   June 30, 2004







                                                                       [LOGO](R)
                                                                       CIGNA


[LOGO](R)                                                    ------------------
CIGNA                                                        PRESORTED STANDARD
                                                                U.S. POSTAGE
CIGNA High Income Shares                                            PAID
3 Newton Executive Park                                      SO. HACKENSACK, NJ
Suite 200                                                        PERMIT 750
Newton, MA 02462                                             ------------------








Printed on recycled paper                                           CGACM-SAR-04
542776 6/04

--------------------------------------------------------------------------------
                                                                             1

Dear Shareholders:
Our commentary for CIGNA High Income Shares (the "Fund") covering the six months ended June 30, 2004 follows.

Market Summary
The high yield bond market exhibited multiple personalities in the first quarter. The first three weeks of January were exceptionally strong, a carryover from last year's robust strength. The combination of the NASDAQ trading off and a surge in lower quality new issues in late January and early February caused the high yield bond market to pull back in February. Given the lack of clear conviction in the market, yield spreads remained virtually unchanged in March and produced a "coupon clipping" return for the month. While deeply discounted triple-C and below rated bonds started off the year strongly, similar to last year, they faded in February and March.

The second quarter was a challenging environment for fixed income investors. As a result of strong economic data and comments from the Federal Reserve Chairman Alan Greenspan, interest rates rose considerably during the quarter. On a relative basis, high yield bonds fared reasonably well.

The high yield market rebounded in June after experiencing declines in the first two months of the second quarter. Equities and high yield bonds performed favorably in June, as investors became more comfortable that the U.S. economy could sustain meaningful growth and that inflation pressures could be contained with a moderate rise in interest rates. Industrial production posted its biggest gain in nearly six years, climbing by 1.1% in May. The index of leading economic indicators rose by 0.5% in May. Employment data in May confirmed the economy's emergence from the jobless recovery that had caused concern earlier in the year. Employers hired 235,000 new workers in May, while the unemployment rate held steady at 5.6%. Though job growth continued in June with payrolls expanding by 112,000, it was less than expected.

The high yield market performed well in June for several reasons. First, the fundamentals of high yield issuers continued to strengthen on the heels of a robust U.S. economy. Default rates continued to decline monthly, dropping to 3.43% at the end of May from 5.24% at December 31, 2003. Second, supply and demand came better into balance. After approximately $4.0 billion in high yield mutual fund outflows in May, high yield funds had positive inflows in June. Lastly, after a meaningful upward movement in interest rates in April and May, rates stabilized in June.


At June 30, 2004, the average maturity of the Fund was 7.6 years, shorter than the benchmark maturity of 8.2 years. The Fund's average coupon was 8.79% versus 8.51% for the benchmark. The Fund remains broadly diversified, with holdings in 213 issues in 31 different industries. The Fund's leverage during the quarter remained below 33% of assets and was 28% at June 30, 2004.

Fund Performance

The Fund returned -1.44% for the quarter and 0.25% for the year-to-date (based on its net asset value), compared with the Lehman Brothers High Yield Bond Index returns of -0.97% and 1.35%, respectively. The Fund's return for the quarter, based on the market value of its shares traded on the New York Stock Exchange, was -5.48%.

By not deviating from investing in better quality, primarily single-B credits, the Fund underperformed early in the first quarter. Throughout the second quarter, our sub-advisor, Shenkman Capital Management, proactively pruned long duration positions in the portfolio. In addition,

--------------------------------------------------------------------------------
                                                                             2

exposure to the telecommunications sector, which has shown increased volatility this year, was reduced. The portfolio has not experienced any defaults for the year-to-date and is well positioned from a credit perspective.

Outlook

Our expectation is that rising interest rates should not pose a major impediment in the second half of the year, as we believe the magnitude of increases in short-term rates has already been discounted in the bond markets. A vibrant economy and a declining default rate trend are two key factors that will likely influence performance in the second half of the year.

Sincerely,

/s/ RICHARD H. FORDE

Richard H. Forde
Chairman of the Board and President
CIGNA High Income Shares

Note: This commentary is not part of the Semiannual Report to Shareholders.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             3
June 30, 2004 (Unaudited)

                                                                   Principal          Value
                                                                       (000)          (000)
-------------------------------------------------------------------------------------------
BONDS AND NOTES - 140.1%
Aerospace - 5.8%
Aviall, Inc., 7.63%, 2011                                         $    1,750       $  1,829
BE Aerospace, Inc.,
   8.00%, 2008                                                         1,500          1,395
   9.50%, 2008                                                         1,000            965
Communications & Power Industries, Inc.,
   8.00%, 2012                                                           500            500
Hexcel Corp., 9.75%, 2009                                              1,750          1,835
Sequa Corp., 8.88%, 2008                                               1,500          1,582
Titan Corp., 8.00%, 2011 (144A security
   acquired May 2003 for $506) (a)                                       500            507
                                                                                   --------
                                                                                      8,613
                                                                                   --------
Auto/Trucks - 6.7%
Accuride Corp., 9.25%, 2008                                            1,625          1,657
Dana Credit Corp., 8.38%, 2007 (144A security
   acquired May, July & Dec. 2002 for $1,770) (a)                      1,850          1,998
Delco Remy International, Inc.,
   11.00%, 2009                                                          500            527
   9.38%, 2012 (144A security acquired April 2004
      for $647) (a)                                                      650            632
Dura Operating Corp., 8.63%, 2012                                        750            765
Tenneco Automotive, Inc., 11.63%, 2009                                 2,500          2,687
TRW Automotive, Inc.,
   9.38%, 2013                                                         1,106          1,247
   11.00%, 2013                                                          273            322
                                                                                   --------
                                                                                      9,835
                                                                                   --------
Beverages/Food - 5.9%
American Seafoods Group LLC, 10.13%, 2010                                640            765
Del Monte Corp., 8.63%, 2012                                             610            653
Dole Food, Inc.,
   7.25%, 2010                                                           750            741
   8.88%, 2011                                                         1,000          1,058
Land O' Lakes, Inc., 8.75%, 2011                                         650            598
Michael Foods, Inc., 8.00%, 2013 (144A security
   acquired Nov. 2003 for $600) (a)                                      600            620
Pinnacle Foods Holding Corp., 8.25%, 2013 (144A
   security acquired Nov. & Dec. 2003 for $1,015) (a)                  1,000            965
Premier International Foods PLC, 12.00%, 2009                          2,100          2,252

                                                                   Principal          Value
                                                                       (000)          (000)
-------------------------------------------------------------------------------------------
Beverages/Food (continued)
Seminis Vegetable Seeds, Inc., 10.25%, 2013                       $      500       $    544
Swift & Co., 12.50%, 2010                                                500            535
                                                                                   --------
                                                                                      8,731
                                                                                   --------
Broadcasting & Media - 4.2%
Allbritton Communications Co., 7.75%, 2012                             1,370          1,349
Corus Entertainment, Inc., 8.75%, 2012                                   550            591
Emmis Operating Co., 6.88%, 2012 (144A security
   acquired June 2004 for $487) (a)                                      500            487
Gray Television, Inc., 9.25%, 2011                                       750            822
Panamsat Corp., 8.50%, 2012                                              420            477
Sinclair Broadcast Group,
   8.75%, 2011                                                           500            535
   8.00%, 2012                                                         1,400          1,432
Warner Music Group, 7.38%, 2014 (144A security
   acquired April 2004 for $509) (a)                                     500            482
                                                                                   --------
                                                                                      6,175
                                                                                   --------
Building Materials - 2.0%
Interface, Inc.,
   7.30%, 2008                                                           800            797
   10.38%, 2010                                                          350            390
Jacuzzi Brands, Inc., 9.63%, 2010                                        500            535
Nortek Holdings, Inc., Step Coupon (0% to 11/15/07),
   2011 (144A security acquired Nov. 2003 for
$   1,031) (a)                                                         1,500          1,200
                                                                                   --------
                                                                                      2,922
                                                                                   --------
Cable TV - 5.9%
Charter Communications Holdings LLC,
   10.25%, 2010 (144A security acquired
      Nov. 2003 for $1,276) (a)                                        1,250          1,259
   8.38%, 2014 (144A security acquired
      April 2004 for $500) (a)                                           500            484
CSC Holdings, Inc., 10.50%, 2016                                       2,550          2,888
DirecTV Holdings LLC, 8.38%, 2013                                      1,000          1,106
Insight Midwest LP, 10.50%, 2010                                         500            545
Mediacom Broadband LLC, 11.00%, 2013                                     590            625
Mediacom LLC, 8.50%, 2008                                              1,750          1,768
                                                                                   --------
                                                                                      8,675
                                                                                   --------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             4
June 30, 2004 (Unaudited) (Continued)

                                                             Principal          Value
                                                                 (000)          (000)
-------------------------------------------------------------------------------------
Chemicals/Plastics - 4.0%
Equistar Chemicals LP,
   10.13%, 2008                                             $      930       $  1,018
   10.63%, 2011                                                    250            277
Huntsman ICI Chemicals, Inc., 10.13%, 2009                       1,855          1,892
Koppers Industry, Inc., 9.88%, 2013                                500            548
Lyondell Chemical Co.,
   10.88%, 2009                                                    500            522
   10.50%, 2013                                                  1,500          1,631
                                                                             --------
                                                                                5,888
                                                                             --------
Consumer Products - 8.9%
American Achievement Corp., 8.25%, 2012 (144A
   security acquired Mar. 2004 for $557) (a)                       550            558
Elizabeth Arden, Inc., 7.75%, 2014 (144A security
   acquired April 2004 for $678) (a)                               650            661
FTD, Inc., 7.75%, 2014                                             500            473
Jafra Cosmetics International, Inc., 10.75%, 2011                2,000          2,215
Jarden Corp., 9.75%, 2012                                          500            544
Jostens, Inc., 12.75%, 2010                                      1,380          1,539
Playtex Products, Inc.,
   8.00%, 2011 (144A security acquired June
      2004 for $518) (a)                                           500            521
   9.38%, 2011                                                   1,000            973
Prestige Brands, Inc., 9.25%, 2012 (144A security
   acquired Mar. 2004 for $500) (a)                                500            482
Samsonite Corp.,
   10.75%, 2008                                                  2,000          2,073
   8.88%, 2011 (144A security acquired May 2004
      for $700) (a)                                                700            725
Sealy Mattress Co., 8.25%, 2014 (144A security
   acquired Mar. 2004 for $1,000) (a)                            1,000          1,005
Simmons Co., 7.88%, 2014 (144A security acquired
   June 2004 for $251) (a)                                         250            255
United Industries Corp., 9.88%, 2009                             1,085          1,128
                                                                             --------
                                                                               13,152
                                                                             --------
Containers & Packaging - 6.6%
Crown Euro Holdings S.A., 9.50%, 2011                            1,430          1,569
Graham Packaging Co., Inc., 8.75%, 2008                            500            503
   Step Coupon (10.75% to 1/15/09), 2009                           910            936

                                                             Principal          Value
                                                                 (000)          (000)
-------------------------------------------------------------------------------------
Containers & Packaging (continued)
Graphic Packaging International, Inc., 9.50%, 2013          $    1,000       $  1,085
Greif Brothers Corp., 8.88%, 2012                                  940          1,015
Owens-Brockway,
   8.75%, 2012                                                   1,850          2,016
   8.25%, 2013                                                   1,750          1,803
U.S. Can Corp., 10.88%, 2010                                       750            769
                                                                             --------
                                                                                9,696
                                                                             --------
Environmental - 1.2%
Allied Waste North America, Inc.,
   6.13%, 2014 (144A security acquired
      Mar. 2004 for $588) (a)                                      600            552
   7.38%, 2014 (144A security acquired
      April 2004 for $1,000) (a)                                 1,000            973
IESI Corp., 10.25%, 2012                                           250            273
                                                                             --------
                                                                                1,798
                                                                             --------
Gaming - 7.4%
Aztar Corp., 7.88%, 2014 (144A security acquired
   June 2004 for $1,778) (a)                                     1,750          1,768
Boyd Gaming Corp., 7.75%, 2012                                   1,000          1,010
Caesars Entertainment, Inc., 7.88%, 2010                         1,000          1,055
Hard Rock Hotel, Inc., 8.88%, 2013                               1,000          1,010
Inn of the Mountain Gods Resort & Casino,
   12.00%, 2010 (144A security acquired
      Oct. 2003 for $650) (a)                                      650            721
Isle of Capri Casinos, Inc., 7.00%, 2014
   (144A security acquired Feb. 2004 for $1,500) (a)             1,500          1,391
Jacobs Entertainment, Inc., 11.88%, 2009                           900          1,004
Pinnacle Entertainment, Inc.,
   9.25%, 2007                                                     133            136
   8.25%, 2012 (144A security acquired Feb. 2004
      for $1,986) (a)                                            2,000          1,925
Station Casinos, Inc., 6.88%, 2016                               1,000            962
                                                                             --------
                                                                               10,982
                                                                             --------
General Industrial - 3.0%
Blount, Inc., 13.00%, 2009                                       1,500          1,607
Mueller Group, Inc., 10.00%, 2012 (144A security
   acquired April 2004 for $1,080) (a)                           1,050          1,092

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             5
June 30, 2004 (Unaudited) (Continued)

                                                             Principal          Value
                                                                 (000)          (000)
-------------------------------------------------------------------------------------
General Industrial (continued)
Norcross Safety Products LLC, 9.88%, 2011                   $      900       $    972
Trimas Corp., 9.88%, 2012                                          730            777
                                                                             --------
                                                                                4,448
                                                                             --------
Grocery - 2.0%
Pathmark Stores, Inc., 8.75%, 2012                               1,500          1,500
Stater Brothers Holdings, Inc., 8.13%, 2012 (144A
   security acquired June 2004 for $1,502) (a)                   1,500          1,506
                                                                             --------
                                                                                3,006
                                                                             --------
Health Care - 6.0%
Alliance Imaging, Inc., 10.38%, 2011                               172            180
Extendicare Health Services, Inc., 9.50%, 2010                   1,100          1,221
Medex, Inc., 8.88%, 2013                                         1,000          1,055
NeighborCare, Inc., 6.88%, 2013 (144A security
   acquired Oct. 2003 for $750) (a)                                750            795
Omega Healthcare Investors, Inc., 7.00%, 2014
   (144A security acquired Mar. 2004 for $1,521) (a)             1,500          1,418
Province Healthcare Co., 7.50%, 2013                             1,000            965
Select Medical Corp., 7.50%, 2013                                  500            492
Sybron Dental Specialties, Inc., 8.13%, 2012                       250            267
Triad Hospitals, Inc., 7.00%, 2013                                 900            855
Vanguard Health Systems, Inc., 9.75%, 2011                       1,025          1,110
VWR International, Inc., 8.00%, 2014 (144A
   security acquired April 2004 for $468) (a)                      450            461
                                                                             --------
                                                                                8,819
                                                                             --------
Home Construction - 1.0%
K. Hovnanian Enterprises, Inc., 7.75%, 2013                      1,500          1,504
                                                                             --------
Leasing - 2.7%
H&E Equipment Services LLC, 11.13%, 2012                           650            658
United Rentals, Inc.,
   7.75%, 2013                                                   1,000            945
   7.00%, 2014 (144A security acquired
      Jan. 2004 for $1,000) (a)                                  1,000            890
Williams Scotsman, Inc., 9.88%, 2007                             1,520          1,509
                                                                             --------
                                                                                4,002
                                                                             --------

                                                             Principal          Value
                                                                 (000)          (000)
-------------------------------------------------------------------------------------
Leisure/Entertainment - 4.9%
AMC Entertainment, Inc., 9.50%, 2011                        $    1,044       $  1,086
AMF Bowling Worldwide, Inc., 10.00%, 2010 (144A
   security acquired Mar. 2004 for $521) (a)                       500            512
Intrawest Corp.,
   10.50%, 2010                                                    980          1,060
   7.50%, 2013                                                   1,000            977
Royal Caribbean Cruises Ltd.,
   6.88%, 2013                                                     500            494
   7.25%, 2018                                                   1,250          1,213
Six Flags, Inc., 8.88%, 2010                                       750            742
Town Sports International, Inc., 9.63%, 2011                     1,250          1,203
                                                                             --------
                                                                                7,287
                                                                             --------
Lodging/Hotels - 4.8%
Felcor Lodging LP,
   7.63%, 2007                                                     500            510
   10.00% (Coupon change based on rating), 2008                    287            303
   9.00% (Coupon change based on rating), 2011                     820            847
Gaylord Entertainment Co., 8.00%, 2013                             750            760
Hilton Hotels Corp., 3.38%, 2023 (convertible to
   44.4444 shares at $18.55 until 4/15/23)                       1,000          1,079
Host Marriott Corp.,
   9.25%, 2007                                                     780            860
   7.88%, 2008                                                     668            686
   7.13%, 2013                                                   1,000            980
La Quinta Properties, Inc., 8.88%, 2011                          1,000          1,075
                                                                             --------
                                                                                7,100
                                                                             --------
Manufacturing - 0.6%
Polypore, Inc., 8.75%, 2012 (144A security
   acquired May 2004 for $850) (a)                                 850            886
                                                                             --------
Metals - 0.6%
Alpha Natural Resources LLC, 10.00%, 2012
   (144A security acquired May 2004 for $900) (a)                  900            945
                                                                             --------
Oil & Gas - 5.8%
Chesapeake Energy Corp., 7.75%, 2015                               750            786
Continental Resources, Inc., 10.25%, 2008                          500            516
Exco Resources, Inc., 7.25%, 2011                                1,000          1,015
Ferrellgas Partners LP, 8.75%, 2012                                810            865
Hornbeck Offshore Services, Inc., 10.63%, 2008                     500            546

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             6
June 30, 2004 (Unaudited) (Continued)

                                                                  Principal          Value
                                                                      (000)          (000)
------------------------------------------------------------------------------------------
Oil & Gas (continued)
Premcor Refining Group, Inc., 9.50%, 2013                        $      830       $    957
Transmontaigne, Inc., 9.13%, 2010                                     1,750          1,767
Universal Compression, Inc., 7.25%, 2010                              2,000          2,060
                                                                                  --------
                                                                                     8,512
                                                                                  --------
Paper - 4.5%
Abitibi-Consolidated, Inc., 6.00%, 2013                                 500            443
Ainsworth Lumber Co., Ltd., 6.75%, 2014
   (144A security acquired Feb. 2004 for $1,004) (a)                  1,000            938
Georgia-Pacific Corp.,
   8.00%, 2014                                                        1,000          1,087
   8.00%, 2024 (144A security acquired
      Dec. 2003 for $1,000) (a)                                       1,000          1,000
Jefferson Smurfit Corp., 7.50%, 2013                                  1,000            995
MDP Acquisitions PLC, 9.63%, 2012                                     1,600          1,776
Smurfit Capital Funding PLC, 7.50%, 2025                                500            468
                                                                                  --------
                                                                                     6,707
                                                                                  --------
Printing & Publishing - 8.3%
American Media Operation, Inc., 10.25%, 2009                            500            519
Dex Media East/West LLC,
   9.88%, 2009                                                          500            561
   12.13%, 2012                                                         980          1,144
   8.00%, 2013 (144A security acquired
      Nov. 2003 for $750) (a)                                           750            720
   9.88%, 2013                                                          500            550
Goss Holdings, Inc., 12.25%, 2005 (b) (c) (d)                         2,764             --
Houghton Mifflin Co.,
   8.25%, 2011                                                          820            820
   9.88%, 2013                                                          410            410
Liberty Group, Inc., 9.38%, 2008                                        825            821
Mail Well I Corp., 7.88%, 2013 (144A security
   acquired Jan. 2004 for $1,000) (a)                                 1,000            910
Primedia, Inc., 8.88%, 2011                                           1,595          1,595
Quebecor Media Inc., 11.13%, 2011                                     1,485          1,695
RH Donnelley Finance Corp., I 10.88%, 2012 (144A
   security acquired Nov. 2002 for $760) (a)                            760            882
Vertis, Inc., 9.75%, 2009                                             1,000          1,075
Von Hoffman Corp., 10.25%, 2009                                         500            514
                                                                                  --------
                                                                                    12,216
                                                                                  --------

                                                                  Principal          Value
                                                                      (000)          (000)
------------------------------------------------------------------------------------------
Restaurants - 0.5%
Buffets, Inc., 11.25%, 2010                                      $      400       $    420
Dominos, Inc., 8.25%, 2011                                              250            265
                                                                                  --------
                                                                                       685
                                                                                  --------
Retail - 7.7%
Couche-Tard U.S. LP, 7.50%, 2013                                        750            750
CSK Auto, Inc., 7.00%, 2014 (144A security
   acquired Feb. 2004 for $501) (a)                                     500            476
General Nutrition Centers, Inc., 8.50% 2010 (144A
   security acquired Nov. 2003 & Feb. 2004 for
$   1,533) (a)                                                        1,500          1,560
Petro Stopping Centers LP, 9.00%, 2012 (144A
   security acquired April 2004 for $580) (a)                           550            545
Rent-A-Center, Inc., 7.50%, 2010                                      2,250          2,317
Rite Aid Corp.,
   8.13%, 2010                                                          250            263
   7.70%, 2027                                                        2,750          2,448
Saks, Inc., 7.38%, 2019                                               2,000          1,920
WH Holdings Ltd., 9.50%, 2011 (144A security
   acquired Mar. 2004 for $1,004) (a)                                 1,000          1,040
                                                                                  --------
                                                                                    11,319
                                                                                  --------
Service - 9.1%
Affinity Group, Inc., 9.00%, 2012 (144A security
   acquired Mar. 2004 for $374) (a)                                     350            359
Alderwoods Group, Inc., 12.25%, 2009                                  2,075          2,293
Buhrmann US, Inc., 8.25%, 2014 (144A security
   acquired June 2004 for $997) (a)                                   1,000            998
Corrections Corp. of America, 7.50%, 2011                             1,000          1,007
Iron Mountain, Inc.,
   7.75%, 2015                                                        1,000            995
   6.63%, 2016                                                        1,000            910
Johnsondiversey Holdings, Inc.,
   Step Coupon (0% to 5/15/07), 2013                                  1,000            775
Lodgenet Entertainment Corp., 9.50%, 2013                             1,500          1,646
Nebraska Book Co., Inc., 8.63%, 2012                                  1,200          1,185
Service Corp. International, 7.70%, 2009                              1,382          1,417
URS Corp., 11.50%, 2009                                                 670            772
Wesco Distribution, Inc., 9.13%, 2008                                 1,010          1,039
                                                                                  --------
                                                                                    13,396
                                                                                  --------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             7
June 30, 2004 (Unaudited) (Continued)

                                                            Principal          Value
                                                                (000)          (000)
------------------------------------------------------------------------------------
Technology - 1.6%
Amkor Technology, Inc.,
   10.50%, 2009                                            $      500      $    525
   7.13%, 2011 (144A security acquired
      Mar. 2004 for $499) (a)                                     500           469
Lucent Technologies, Inc.,
   5.50%, 2008                                                    250           236
   6.45%, 2029                                                    250           194
New ASAT Finance Ltd., 9.25%, 2011 (144A
   security acquired Jan. 2004 for $500) (a)                      500           500
Xerox Corp., 7.63%, 2013                                          500           511
                                                                           ---------
                                                                              2,435
                                                                           ---------
Telecommunications - 8.5%
American Tower Corp., 9.38%, 2009                               2,250         2,413
Centennial Communications Corp., 10.13%, 2013                   1,000         1,033
Cincinnati Bell, Inc., 7.25%, 2013                                750           701
Crown Castle International Corp., 7.50%, 2013                   1,250         1,244
Nextel Communications, Inc.,
   9.38%, 2009                                                    685           732
   5.25%, 2010                                                    750           729
Nextel Partners, Inc., 8.13%, 2011                                250           255
Poland Telecom Finance BV, 14.00%, 2007 (b) (c) (d)             3,000            --
Qwest Communications International, Inc.,
   7.00%, 2009                                                    230           205
   9.13%, 2012 (144A security acquired Aug. &
      Oct. 2002 for $1,208) (a)                                 1,390         1,526
   7.50%, 2014 (144A security acquired April 2004
      for $954) (a)                                             1,000           903
Rogers Wireless Communications, Inc. 9.63%, 2011                  640           718
Rural Cellular Corp., 8.25%, 2012 (144A security
   acquired Mar. 2004 for $1,010) (a)                           1,000         1,023
SBA Communications Corp., 10.25%, 2009                            500           510
Spectrasite, Inc., 8.25%, 2010                                    500           515
                                                                           ---------
                                                                             12,507
                                                                           ---------
Textiles - 2.0%
Philips-Van Heusen Corp. 8.13%, 2013                            2,000         2,095
Warnaco, Inc., 8.88%, 2013                                        850           919
                                                                           ---------
                                                                              3,014
                                                                           ---------

                                                            Principal          Value
                                                                (000)          (000)
------------------------------------------------------------------------------------
Utilities - 7.9%
AES Corp.,
   9.50%, 2009                                             $      250      $    267
   7.75%, 2014                                                  1,500         1,442
Allegheney Energy Supply Co., 7.80%, 2011                         500           489
Coastal Corp., 7.75%, 2010                                      1,000           911
Dynegy Holdings, Inc., 6.88%, 2011                                250           214
Edison Mission Energy, 7.73%, 2009                                500           489
El Paso Corp., 7.88%, 2012                                      1,270         1,143
Midland Funding II, 11.75%, 2005                                2,474         2,573
NRG Energy, Inc., 8.00%, 2013 (144A security
   acquired Mar. & April 2004 for $1,031) (a)                   1,000         1,010
Tennessee Gas Pipeline Co., 7.50%, 2017                         1,500         1,485
Williams Cos., Inc., 8.13%, 2012                                1,550         1,654
                                                                           ---------
                                                                             11,677
                                                                           ---------
Total Bonds and Notes (Cost - $207,076)                                     206,932
                                                                           ---------

                                                              Number
                                                            of Shares
                                                            ---------
PREFERRED STOCK - 1.6%
Broadcasting & Media - 0.3%
Emmis Communications Corp., 6.25%                              10,300           456
                                                                           ---------
Paper - 0.7%
Smurfit-Stone Container Co., 7.00%                             40,000           980
                                                                           ---------
Telecommunications - 0.3%
Crown Castle International Corp., 6.25%                        10,000           455
                                                                           ---------
Utilities - 0.3%
Calpine Capital Trust II, 5.50%                                10,000           473
                                                                           ---------
Total Preferred Stock (Cost - $2,315)                                         2,364
                                                                           ---------
WARRANTS - 0.0%
Pliant Corp., Exp. 2010 (144A security acquired
   Sept. 2000 for $135) (a) (c) (d)                             3,700            --
                                                                           ---------
Total Warrants (Cost - $135)                                                     --
                                                                           ---------
TOTAL INVESTMENTS IN SECURITIES - 141.7%
   (Total Cost - $209,526) (e)                                              209,296
Liabilities in excess of Cash and Other Assets - (41.7%)                    (61,641)
                                                                           ---------
NET ASSETS - 100%                                                          $147,655
                                                                           =========


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             8
June 30, 2004 (Unaudited) (Continued)

------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
(a) Indicates restricted security; the aggregate value of restricted securities is $43,532,000 (aggregate cost $43,477,696), which is approximately 29.5% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.
(b) Defaulted security due to bankruptcy.
(c) Fair valued security.
(d) Illiquid security.
    Tax Information
(e) At June 30, 2004, the cost for federal income tax purposes was the same as for book purposes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Quality Ratings* of Long-Term Bonds and Notes (Unaudited)
June 30, 2004

               Market      % of
                Value     Market
                (000)     Value
---------------------------------
  Baa/BBB     $  1,079     0.5%
  Ba/BB         44,268    21.4
  B/B          135,485    65.5
  Below B       26,100    12.6
              --------   -----
              $206,932   100.0%
              ========   =====

  *The higher of Moody's or Standard & Poor's Ratings.
--------------------------------------------------------------------------------


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                       9

Statement of Assets and Liabilities
June 30, 2004 (Unaudited)
(In Thousands)

Assets:
Investments in securities at value                      $209,296
Cash                                                         757
Receivable for investments sold                              722
Interest and dividends receivable                          4,430
Investment for Trustees' deferred compensation plan          235
Other                                                         28
                                                        --------
      Total assets                                       215,468
                                                        --------
Liabilities:
Loan payable                                              57,000
Payable for investments purchased                          8,939
Dividend payable                                           1,243
Deferred Trustees' fees payable                              235
Advisory fees payable                                        128
Accrued interest payable                                     122
Shareholder reports payable                                   41
Audit and legal fees payable                                  33
Custodian fees payable                                        25
Insurance expense payable                                     21
Administrative services fees payable                          14
Transfer agent fees payable                                   12
                                                        --------
      Total liabilities                                   67,813
                                                        --------
Net Assets (Equivalent to $2.73 per share based on
   54,032 shares of beneficial interest outstanding;
   unlimited number of shares authorized)               $147,655
                                                        ========
Components of Net Assets:
Paid in capital                                         $401,531
Undistributed net investment income                          968
Accumulated net realized loss                           (254,614)
Net unrealized depreciation of investments                  (230)
                                                        --------
Net Assets                                              $147,655
                                                        ========
Cost of Investments                                     $209,526
                                                        ========

Statement of Operations
For the Six Months Ended June 30, 2004 (Unaudited)
(In Thousands)

Investment Income:
Income:
   Interest                                            $9,272
   Dividends                                              112
                                                       ------
      Total income                                      9,384
Expenses:
   Investment advisory fees                 $ 789
   Interest expense                           519
   Shareholder reports                         70
   Custodian fees                              64
   Audit and legal fees                        37
   Administrative services fees                33
   Transfer agent fees                         28
   Stock exchange fees                         27
   Trustees' fees                              21
   Insurance expense                            3
   Other                                        1
                                            -----
      Total expenses                        1,592
                                            -----
Net Investment Income                                   7,792
                                                       ------
Realized and Unrealized Gain (Loss)
   on Investments:
   Net realized loss from investments                  (3,440)
   Net change in unrealized appreciation
      of investments                                   (3,783)
                                                       ------
Net Realized and Unrealized Loss
   on Investments                                      (7,223)
                                                       ------
Net Increase in Net Assets Resulting
   from Operations                                     $  569
                                                       ======

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                    10

Statements of Changes in Net Assets
(In Thousands)

                                                     For the Six
                                                    Months Ended     For the Year
                                                      June 30,          Ended
                                                        2004         December 31,
                                                     (Unaudited)         2003
                                                   --------------   -------------
Operations:
Net investment income                               $  7,792        $ 17,177
Net realized loss from investments                    (3,440)        (21,529)
Net change in unrealized appreciation
   (depreciation) on investments                      (3,783)         43,218
                                                    --------        ---------
Net increase from operations                             569          38,866
                                                    --------        ---------
Dividends and Distributions:
From net investment income                            (7,454)        (15,126)
                                                    --------        ---------
Total dividends and distributions                     (7,454)        (15,126)
                                                    --------        ---------
Capital Share Transactions:
Net increase from 84 and 389 capital
   shares issued to shareholders in
   reinvestment of distributions, respectively           242           1,020
                                                    --------        ---------
Net increase from Fund share transactions                242           1,020
                                                    --------        ---------
Net Increase (Decrease) in Net Assets                 (6,643)         24,760
Net Assets:
Beginning of period                                  154,298         129,538
                                                    --------        ---------
End of period *                                     $147,655        $154,298
                                                    ========        =========
* includes undistributed net investment
   income of:                                       $    968        $    630
                                                    ========        =========

Statement of Cash Flows
For the Six Months Ended June 30, 2004 (Unaudited)
(In Thousands)

Cash Provided (Used) by Financing Activities:
Decrease in borrowing                           $(11,000)
Dividends paid in cash                            (7,479)
                                                --------
Total amount used                                (18,479)
                                                --------
Cash Provided (Used) by Operations:
Purchases of portfolio securities                (57,671)
Proceeds from sales of portfolio securities       66,051
                                                --------
Total amount provided                              8,380
                                                --------
Net Investment Income (excludes net
   amortized discount and premium
   of $210)                                        7,582
Net change in receivables/payables related
   to operations                                     234
Net maturities of short-term investment
   securities                                      2,730
                                                --------
Total other amounts                               10,546
                                                --------
Net increase in cash                                 447
Cash, beginning of period                            310
                                                --------
Cash, End of Period                             $    757
                                                ========

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                      11

Financial Highlights
--------------------------------------------------------------------------------

                                                For the Six
                                               Months Ended                       For the Year Ended December 31,
                                               June 30, 2004    ------------------------------------------------------------------
                                                (Unaudited)         2003          2002        2001(c)        2000          1999
----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period           $     2.86         $   2.42     $   3.05      $  3.88      $   5.92      $   6.39
Income from investment operations
Net investment income (a)                            0.14             0.32         0.36         0.55          0.68          0.81
Net realized and unrealized gain (loss) on
 investments                                        (0.13)            0.40        (0.62)       (0.81)        (1.99)        (0.46)
                                               ----------         --------     --------      -------      --------      --------
Total from investment operations                     0.01             0.72        (0.26)       (0.26)        (1.31)         0.35
                                               ----------         --------     --------      -------      --------      --------
Less dividends and distributions:
Dividends from net investment income                (0.14)          (0.28)        (0.29)       (0.57)        (0.73)        (0.82)
Distributions from capital                              -                -        (0.08)           -             -             -
                                               ----------         --------     --------      -------      --------      --------
Total dividends and distributions                   (0.14)           (0.28)       (0.37)       (0.57)        (0.73)        (0.82)
                                               ----------         --------     --------      -------      --------      --------
Net asset value, end of period                 $     2.73         $   2.86     $   2.42      $  3.05      $   3.88      $   5.92
                                               ==========         ========     ========      =======      ========      ========
Market value, end of period                    $     2.58         $   2.87     $   2.32      $  3.36      $   4.19      $   5.38
                                               ==========         ========     ========      =======      ========      ========
Total Investment Return:
Per share market value                              (5.48)%(d)       37.23%      (21.23)%      (6.85)%      (10.05)%      (16.18)%
Per share net asset value (b)                        0.25%(d)        31.25%      ( 9.07)%      (7.31)%      (24.21)%        5.78%
Ratios to Average Net Assets
Expenses (includes interest expense)                 2.11%(e)         2.21%        2.53%        3.43%         4.16%         3.40%
Expenses (excludes interest expense)                 1.42%(e)         1.46%        1.49%        1.26%         1.09%         1.02%
Net investment income                               10.31%(e)        11.99%       13.29%       15.56%        13.13%        13.05%
Portfolio Turnover                                     31%(d)           93%         134%          82%           38%           49%
Net Assets, End of Period (000 omitted)        $  147,655         $154,298     $129,538      $161,693     $202,401      $305,352

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end-of-the-year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current-year permanent differences between financial and tax accounting.
(b) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages may not correspond with the performance of a shareholder's investment in the Fund based on market value, since the relationship between the market price of the stock and net asset value varied during each period.
(c) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was an increase of $0.03 per share. The effect to the ratio of net investment income to average net assets was an increase of 0.77%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
(d) Not annualized.
(e) Annualized.

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Notes to Financial Statements                      12
(Unaudited)

1. Significant Accounting Policies. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable, consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high-risk fixed income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. Normally, the Fund will invest at least 80% of its assets in high yield, below investment-grade bonds. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation -- Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Fund's Board of Trustees. The Fund's Board of Trustees has designated the Pricing Committee of TimesSquare Capital Management, Inc. to make, pursuant to procedures approved by the Board and under the Board's supervision, all necessary determinations of fair value for the portfolio securities for which market quotations are not readily available. When fair valuing securities, the Pricing Committee takes into account factors such as fundamental and analytical information about the security, the nature and duration of any restrictions on disposition of the security, market information (including, for example, factors such as historical price relationships and valuations for securities with similar characteristics), and evaluation of significant market events. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the NYSE) are believed to materially affect the value of those securities, such securities are valued at their fair value, taking such events into account.

B. Foreign Investments -- The Fund may invest in securities of foreign countries and governments, which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include inadequate accounting controls, liquidity and valuation risks.

C. High Yield Bonds -- The Fund invests in high yield bonds -- i.e., fixed income securities rated below investment grade. While the market values of these securities tend to react less to

--------------------------------------------------------------------------------
CIGNA High Income Shares Notes To Financial Statements                        13
(Unaudited) (Continued)

fluctuations in interest rate levels than do those of investment-grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, the issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

D. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income, which includes amortization of premium and accrual of discount, is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

E. Federal Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued. Distributions reported in the Statement of Changes in Net Assets from net investment income, including short-term gains, and capital gains are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.

F. Dividends and Distributions to Shareholders -- Dividends from net investment income are declared and distributed monthly and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatment of premium amortization, deferred compensation, capital loss carryforwards, deferral losses due to wash sales, interest on defaulted securities, and excise tax regulations. To the extent that such differences are permanent, a reclassification to the Components of Net Assets may be required. As a result, at December 31, 2003, the Fund decreased undistributed net investment income by $1,118,056 and decreased accumulated net realized loss by $2,871,198 and decreased paid in capital by $1,753,142.

G. Cash Flow Information -- Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gains or losses on investment securities and amortization of premium and discount.

2. Loan. The Fund has a revolving credit agreement (the "Agreement") with an unrelated third party lender (the "Lender"), which will enable the Fund to borrow up to the lesser of: (A) $80,000,000; or (B) one-third of the Fund's total assets; or (C) 100% of the borrowing base eligible assets, as determined under the terms of the Agreement. The Agreement expires on October 31, 2006. Prior to expiration of the Agreement, principal is repayable in whole or in

--------------------------------------------------------------------------------
CIGNA High Income Shares Notes To Financial Statements                        14
(Unaudited) (Continued)

part at the option of the Fund. To secure the loan, the Fund has pledged investment securities in accordance with the terms of the Agreement. Borrowings under this Agreement bear interest at a variable rate tied to the lender's average daily cost of funds or at fixed rates, as may be agreed to between the Fund and the lender.

The average borrowings outstanding during the six months ended June 30, 2004, were $63,947,802, at an average annual interest rate of approximately 1.63%. As of June 30, 2004, the Fund was paying interest at an annual rate of 1.63% on its outstanding borrowings.

3. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees were paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.50% thereafter. TimesSquare, in turn, pays Shenkman Capital Management, Inc. its sub-advisory fee.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the six months ended June 30, 2004, the Fund paid or accrued $33,041.

TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

4. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. Purchases and Sales of Securities. Purchases and sales of securities (excluding short-term obligations) for the six months ended June 30, 2004, were $66,610,203 and $66,773,083, respectively.

6. Tax Information. As of December 31, 2003, the components of distributable earnings (excluding unrealized appreciation/(depreciation) disclosed in the Notes to Investments in Securities) on a tax basis consisted of undistributed ordinary income of $315,596 and a capital loss carryover of $250,975,546, of which $28,686,393, $35,363,213, $55,878,285, $102,576,339 and $28,471,316 will expire in 2007, 2008, 2009, 2010 and 2011, respectively. For 2003, the Fund had no post-October loss. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                      15
(Unaudited)

Trustees
Russell H. Jones
Senior Vice President, Chief
Investment Officer, and Treasurer,
Kaman Corporation

Paul J. McDonald
Special Advisor to the Board of
Directors, Friendly Ice Cream
Corporation

Richard H. Forde
Chief Investment Officer, CIGNA
Investment Management

Marnie Wagstaff Mueller
Diocesan Consultant, Episcopal
Diocese of Connecticut

Carol Ann Hayes
Director and Chair of Audit
Committee, Reed and Barton
Corporation

Officers
Richard H. Forde
Chairman of the Board
and President

Alfred A. Bingham III
Vice President and Treasurer

Jeffrey S. Winer
Vice President and Secretary

--------------------------------------------------------------------------------
Matters Submitted to a Vote of Shareholders

The Annual Meeting of the Shareholders of CIGNA High Income Shares (the "Trust") was held on Tuesday, April 27, 2004 at 12:00 p.m., Eastern Time.

Six Trustees were elected by a vote of shareholders to serve as members of the Board of the Trust until the next Annual Meeting of Shareholders or until the election and qualification of their successors. Shareholders of the Trust voted to elect the following Trustees:

                           For         Vote Withheld
                        ----------     -------------
  Richard H. Forde      48,727,437     885,482
  Carol Ann Hayes       48,708,588     904,332
  Russell H. Jones      48,747,845     865,075
  David P. Marks        48,732,169     880,750
  Paul J. McDonald      48,737,395     875,525
  Marnie W. Mueller     49,631,763     981,157

There were no broker non-votes with respect to the matters submitted to a vote of shareholders of the Trust.

No other business was transacted at the meeting.

--------------------------------------------------------------------------------
CIGNA High Income Shares is a closed-end, diversified management investment company that invests primarily in high yield, fixed income securities. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull
Street, Hartford, Connecticut 06103. Shenkman Capital Management, Inc. is the Fund's sub-adviser.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA High Income Shares by participating in the Automatic Dividend Investment Plan ("the Plan"). For a brochure describing this Plan or general inquiries about your account, contact EquiServe, P.O. Box 43011, Providence, RI 02940-3011 or you may call toll free 1-800-426-5523.
--------------------------------------------------------------------------------

Item 2. Code of Ethics.

Not applicable

Item 3. Audit Committee Financial Expert.

Not applicable

Item 4. Principal Accountant Fees and Services.

Not applicable

Item 5. Audit Committee Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

See report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer concluded that the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Not applicable

(a)(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable

(b) A certification by the registrant's chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                        CIGNA High Income Shares


                                    By: /s/ Alfred A. Bingham III
                                        ----------------------------------------
                                        Alfred A. Bingham III, Vice President
                                        and Treasurer

Date:  August 30, 2004.

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By (Signature and Title) /s/ Richard H. Forde
                         -------------------------------------------------------
                         Richard H. Forde, Chairman of the Board and President

Date:  August 30, 2004.


By (Signature and Title) /s/ Alfred A. Bingham III
                         -------------------------------------------------------
                         Alfred A. Bingham III, Vice President and Treasurer

Date:  August 30, 2004